Exhibit 10.8

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into License Agreements, Franchise

Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 25, 2018

	Name and Ownership	Prelim. Agt. Signed	Fran. or Lic. Agt. Signed	Franchise Fee	Royalty Rate

BILLINGS, MT TEXAS ROADHOUSE OF BILLINGS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (27.5%) Scott M. Colosi (2.0%)	3/1/2002	12/11/2018	$0	4.0%
EVERETT, MA TEXAS ROADHOUSE OF EVERETT, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (28.75%)	2/15/2002	6/8/2018	$0	4.0%
FARGO, ND (1) ROADHOUSE OF FARGO, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (5.05%)	1/30/2006	10/5/2016	$15,000	4.0%
FARMINGTON, NM (2) ROADHOUSE OF FARMINGTON, NM, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (95.0%)	3/19/2004		$0	3.5%
GILBERT – EAST (3) TEXAS ROADHOUSE OF GILBERT, AZ, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Doug Thompson (35.5%)	N/A	2/15/2008 (lic)	$0	0.0%
LEXINGTON, KY MAN O’WAR RESTAURANTS, INC. 300 WEST VINE, SUITE 2200 LEXINGTON, KY 40507	W. Kent Taylor (5.0%)	N/A	9/26/1994 (lic) 8/13/2012 (fran)	$0	2.0%
MCKINNEY, TX ROADHOUSE OF MCKINNEY, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (2.0%)	3/16/2004	9/16/2014	$0	4.0%
MUNCIE, IN HOOSIER ROADHOUSE, LLC 2131 MELODY LANE ANDERSON, IN 46012	W. Kent Taylor (4.91%)	N/A	5/29/1996 (lic) 4/11/2013 (fran)	$0	$50,000	/yr
OMAHA, NE ROADHOUSE OF OMAHA, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (10.99%)	3/19/2004	2/10/2017	$15,000	4.0%
PORT ARTHUR, TX TEXAS ROADHOUSE OF PORT ARTHUR, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (15.0%) Scott M. Colosi (3.0%)	12/15/2003	12/21/2018	$0	4.0%
WICHITA, KS ROADHOUSE OF KANSAS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (24.05%) Scott M. Colosi (4.0%)	3/17/2004	1/3/2015	$0	4.0%

(1)	Franchise rights under Preliminary Agreement dated 4/27/2004 with Roadhouse of Louisiana, LLC were transferred to this location.

(2)	Franchise rights under this Preliminary Agreement are to be transferred to a location not yet identified.

(3)	Restaurant opened in August 2008. The entity pays management fees, but does not pay royalties.